Dear Shareholder,

I would like to take this opportunity to thank each of you for your continued interest and support of the Leigh Baldwin Total Return Fund (LEBOX).  As always, our main concern is managing risk in order to achieve a positive total return across all market climates.  For the year ended December 31, 2010 the fund was up just over 2%, following up on a gain of just under 6% in 2009.   The following are some of the major highlights for investors in LEBOX in 2010…

-2nd consecutive year of positive total returns

-Paid 9th consecutive quarterly dividend on 12/30/10

-Total assets increased by over 40%

-Fund expenses 10% less than category (long-short) average

-Exceeded our goal of providing 6% in dividends yearly

Performance Review

The fund’s performance was positively impacted by the general rise in stock prices in 2010.  The fund lagged both its benchmark category (long-short) and the major stock indices primarily as a result of lower interest rates and jagged stock price swings.  The extremely low interest rate environment hurts the fund in two primary ways.  First, the cash in the account that can vary up to 20% of the portfolio earns virtually nothing for the fund.  Secondly, options are priced based on a formula that has interest rates as one major component.  The lower the rate, the less we receive for selling options on our shares.  We believe that inevitably interest rates will rise and will be a benefit to our strategy.  In 2010, we saw several months, most notably May (flash crash) and December (+6.68%), with wild fluctuations in stock prices.  Our strategy is designed to out perform in down and sideways markets and will under perform in extremely jagged and straight-up markets, albeit still positive.  We are very comfortable with that risk/return relationship.

Year Ahead

The markets have gained significant momentum heading into the New Year and we believe stock prices will most likely go higher as investors wait for a pullback that either never happens or that is quickly purchased.  Volatility will reign in the bond market and yields may stay stubbornly low, particularly for the risk taken.  Companies are very lean after the crisis of 2008-2009 and should have strong profit potential.  We are very excited about the year(s) to come and we appreciate your business and confidence in us.  Please contact me with any questions or concerns as we continue to use a disciplined and defined risk approach to investing.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling

1-315-655-2964.   Please read it carefully before you invest or send money

112 Albany Street

Cazenovia, New York 13035

315-655-2964, 315-655-9138 fax

leigh@leighbaldwin.com

Member:  SIPC & FINRA